SCHEDULE 14A
                             (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2)

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Materials Pursuant to (S) 240.14a-12

                       GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        --------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        --------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        --------------------------------------------------------------

    (5) Total fee paid:

        --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------

     (3) Filing Party:

         ---------------------------------------------

     (4) Date Filed:

         ---------------------------------------------



                       GREAT AMERICAN BANCORP, INC.
                          1311 South Neil Street
                        Champaign, Illinois 61820
                            (217) 356-2265

                                                               March 22, 2002


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, which will be held on Tuesday, April 23, 2002, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820.

      The attached notice of the annual meeting and the proxy statement describe the formal business to be transacted at the annual meeting. Directors and officers of Great American Bancorp, Inc., as well as representatives of BKD, LLP, whom the Company has appointed as independent auditors for the fiscal year ending December 31, 2002, will be present.

      The Board of Directors of Great American Bancorp, Inc. has determined that the matters to be considered at the annual meeting are in the best interests of Great American and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends that you vote "FOR" each matter to be considered.

      Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

      On behalf of the Board of Directors and all of the employees of Great American Bancorp, Inc. and First Federal Savings Bank of Champaign-Urbana, I thank you for your continued interest and support.

                                          Sincerely yours,

                                          /s/ George R. Rouse

                                          George R. Rouse
                                          President and Chief
                                          Executive Officer

                         GREAT AMERICAN BANCORP, INC.
                            1311 South Neil Street
                          Champaign, Illinois 61820
                               (217) 356-2265
                          __________________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on April 23, 2002
                          __________________________

      On Tuesday, April 23, 2002, Great American Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the offices of First Federal Savings Bank of Champaign-Urbana (the "Bank"), 1311 South Neil Street, Champaign, Illinois. The meeting will begin at 9:30 a.m., Central Time.

      At the annual meeting, stockholders will consider and vote upon the following matters:

      1.  The election of one director to a three-year term of office;
      2. The ratification of the appointment of BKD, LLP as independent auditors of the Company for the fiscal year ending December 31, 2002; and
      3. Such other matters as may properly come before the annual meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors set February 26, 2002, as the record date for the annual meeting. This means that only record holders of the common stock of the Company as of the close of business on that date are entitled to receive notice of the annual meeting and to vote at the annual meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the annual meeting and vote in person.


                                           By Order of the Board of Directors

                                           /s/ Jane F. Adams


                                           Jane F. Adams
                                           Corporate Secretary


Champaign, Illinois
March 22, 2002

                          GREAT AMERICAN BANCORP, INC.
                           _______________________

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 2002
                           _______________________


      This proxy statement is being furnished to stockholders of Great American Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders to be held on Tuesday, April 23, 2002, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana (the "Bank"), 1311 South Neil Street, Champaign, Illinois and at any adjournments thereof. The 2001 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2001, and a proxy card, accompanies this proxy statement, which is first being mailed to record holders on or about March 22, 2002.

Who Can Vote at the Meeting

      You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on February 26, 2002, which has been fixed by the Board of Directors as the record date. The total number of shares of common stock outstanding on the record date was 855,477 shares. Each share of common stock has one vote. In accordance with the provisions of the Company's certificate of incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Vote Required

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock entitled to vote (after giving effect to the 10% limit described above, if applicable) is necessary to constitute a quorum at the annual meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, you may vote "FOR" the election of the nominee proposed by the Board of Directors, or "WITHHOLD AUTHORITY" to vote for the nominee being proposed. There is no cumulative voting for the election of directors. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the approval of BKD, LLP as independent auditors of the Company and all other matters that may properly come before the annual meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

      Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the annual meeting, the proxies will be returned to the Company for safekeeping.

Voting by Proxy

      Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the annual meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominee for director named in this proxy statement and "FOR" the ratification of BKD, LLP as independent auditors for the fiscal year ending December 31, 2002.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the annual meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the annual meeting and at any adjournments thereof, including a motion as to whether or not to adjourn the annual meeting.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the annual meeting.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and its subsidiary, the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain vote instruction from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Participants in the Bank's ESOP

	If you participate in the Bank's Employee Stock Ownership Plan ("ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The deadline for returning your voting instructions to the ESOP trustee is April 16, 2002.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of common stock on the record date as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's common stock as of the record date.

                                                     Amount and
                                                     Nature of
                         Name and Address            Beneficial    Percent of
  Title of Class	      of Beneficial Owner          Ownership       Class
----------------      ------------------------      -----------    ----------
Common Stock          First Federal Savings Bank of   139,468(1)      16.30%
                      Champaign-Urbana Employee
                      Stock Ownership Plan
                      1311 S. Neil Street
                      Champaign, IL 61820

Common Stock          Clinton C. Atkins                88,775(2)      10.29%
                      2001 Kankakee Drive
                      Champaign, IL 61821

Common Stock          George R. Rouse                 107,402(3)      11.84%
                      1311 S. Neil Street
                      Champaign, IL 61820
______________________________
(1) As of February 26, 2002, all 139,468 shares had been allocated under the ESOP. See "Participants in the Bank's ESOP" for a discussion of the ESOP's voting procedures.
(2) Includes 81,775 shares owned directly by Mr. Atkins, and 7,000 shares subject to immediately exercisable options granted under the 1995 Great American Bancorp, Inc. Incentive Plan ("Incentive Plan").
(3) Includes 36,135 shares held in an Individual Retirement Account for Mr. Rouse, 19,748 shares held in the ESOP which have been allocated to Mr. Rouse, 200 shares held by Mr. Rouse's spouse and children, and 51,319 shares subject to immediately exercisable options granted under the Incentive Plan.

      The following table provides information about the shares of the Company common stock that may be considered to be beneficially owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of February 26, 2002. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                          Number of Shares
                         Number of          That May Be
                        Shares Owned     Acquired Within 60      Percent of
                        (Excluding       Days by Exercising     Common Stock
     Name                 Options)            Options          Outstanding(1)
-----------------      -------------     ------------------    --------------
Clinton C. Atkins          81,775              	7,000                10.29%
Ronald Kiddoo               9,000              	7,000                 1.86
Ronald E. Guenther          2,911 (2)           5,594                 0.99
George R. Rouse            56,083 (3)          51,319	               11.84
Jack B. Troxell             3,411 (4)           5,594                 1.05

All directors and executive
  officers as a group
  (13 persons) (5)        227,742             130,661                36.34
____________________________
(1) Based on 855,477 shares of Company common stock outstanding and entitled to vote as of February 26, 2002, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Included 363 unvested shares awarded under the 1995 Great American Incentive Plan, for which Mr. Guenther has voting power but not investment power.
(3) Includes 200 shares owned by Mr. Rouse's spouse and children. Also includes 15,546 shares allocated under the Bank's Employee Stock Ownership Plan, for which Mr. Rouse has voting power but not investment power.
(4) Includes 363 unvested shares award under the 1995 Great American Incentive Plan, for which Mr. Troxell has voting power but not investment power.
(5)  Includes directors and executive officers of the Bank.

                     PROPOSAL 1.  ELECTION OF DIRECTOR

      The Board of Directors of the Company currently consists of five (5) directors and is divided into three classes. Currently, each of the members of the Board of Directors of the Company also serves as a director of the Bank, with the exception of Mr. Atkins. There are a total of eight (8) directors of the Bank. Directors of the Company are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The nominee proposed for election at this Annual Meeting is Jack B. Troxell, who currently serves as a director of the Company.

      In the event that Mr. Troxell is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that Mr. Troxell will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominee proposed by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

      Information regarding the nominee for election at the annual meeting, as well as information regarding the continuing directors, whose terms expire in 2003 and 2004, is provided below. Unless otherwise stated, the nominee has held his current occupation for the last five years. The age indicated for each individual is as of February 26, 2002. The indicated period for service as a director includes service as a director of the Bank.

Nominee for Election of Director

      Jack B. Troxell is the Owner and President of C-U Liquor LTD, retail beverage stores. Mr. Troxell is also a director of the Bank's wholly owned subsidiary, Park Avenue Service Corporation. Age 57. Director since 1997.

Directors Continuing in Office

      The following directors have terms ending in 2003:

      Clinton C. Atkins is the Chairman of Hobbico, Inc., a hobby retailer and supplier, and Owner of the The Atkins Group, North Pointe Development and Stone Creek Development, all real estate development firms. Age 56.
Director since 1984.

      Ronald Kiddoo is the Chairman of the Board and Chief Investment Officer of Cozad Asset Management, Inc., an investment advisory firm. Mr. Kiddoo also serves as a director of the Bank's wholly-owned subsidiary, Park Avenue Service Corporation. Age 59. Director since 1987.

      The following directors have terms ending in 2004:

      Ronald E. Guenther is the Athletic Director of the University of Illinois. Age 56. Director since 1997.

      George R. Rouse is the President and Chief Executive Officer of the Company and President of the Bank. Mr. Rouse also serves as President of the Bank's wholly-owned subsidiary Park Avenue Service Corporation. Age 51. Director since 1982.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that one report containing one transaction made by Mr. Wilson, an executive officer, in which securities Mr. Wilson is deemed to have a direct pecuniary interest, was not filed on a timely basis on Form 4 due to administrative error. This transaction was subsequently reported.

Meetings of the Board of Directors and Committees of the Board of Directors

      The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 2001, the Board of Directors of the Company held 12 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 2001.

      The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

      Audit Committee. The Audit Committee of the Company is comprised of 3 directors, Messrs. Kiddoo (Chairman), Atkins and Guenther, each of whom is independent under National Association of Securities Dealer's listing standards. The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee acts under a written charter adopted by the Board of Directors. This committee meets quarterly or as called by the committee chairman; it met four times in fiscal 2001.

      Nominating Committee. The Company's Nominating Committee for the 2002 Annual Meeting consists of Messrs. Atkins, Kiddoo and Guenther. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee, which is required to be disclosed by the Company's bylaws and by the Exchange Act. The Nominating Committee met on January 14, 2002.

      Compensation/Benefits Committee. The Compensation/Benefits Committee of the Company consists of Messrs. Guenther (Chairman), Atkins, Kiddoo and Troxell. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers and various compensation and benefits to be paid to employees and to review the incentive
compensation programs when necessary.   The Compensation/Benefits Committee
met two times in fiscal 2001.

Directors' Compensation

      Directors' Fees. For fiscal 2001, directors of the Company and directors of the Bank received a monthly fee of $500 per month for serving on each board, and no additional fees were paid for serving on board committees. The Chairman of the Board received a monthly fee of $500 in addition to any board fees.

Executive Compensation

      Summary Compensation Table. The following table shows, for the fiscal years ended December 31, 2001, 2000, and 1999, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the chief executive officer and executive officers of the Company and the Bank who received salary and bonuses in excess of $100,000 in fiscal year 2001 ("Named Executive Officer").


                             Annual Compensation
         ---------------------------------------------------------------

             Name and                                        All Other
            Principal                             Bonus     Compensation
            Positions       Year   Salary($)(1)    ($)         ($)(2)
         ---------------    ----   -----------  -------     ------------

         George R. Rouse    2001     $189,440   $17,888      $41,169
           President        2000      178,800     7,740       32,279
                            1999      175,200       -         32,571

_____________________________
(1) Under Annual Compensation, the column titled "Salary" includes directors fees of $14,000 per year in fiscal 2001, 2000, and 1999.
(2) Reflects 1,812 shares allocated to Mr. Rouse under the Bank's Employee Stock Ownership Plan for 2001.

      Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Rouse (the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of Mr. Rouse.

      The Bank's and the Company's employment agreements (collectively, the "Employment Agreements") provide for a three-year term. The Company's employment agreement provides for automatic daily extensions such that the remaining term of the agreement shall be three years unless written notice of non-renewal is provided by either the Board of Directors or the Executive. The Bank's employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The Employment Agreements provide that the Executive's base salary will be reviewed annually. In this regard, the current base salary of Mr. Rouse is $178,880. In addition to base salary, the Employment Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The Employment Agreements provide for termination of the Executive by the Bank or the Company for cause as defined in the Employment Agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the Executive or, in the event of death, his beneficiary would be entitled to an amount equal to the remaining salary payments under the Employment Agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the Agreements. The Bank and the Company would also continue the Executive's life, health and disability coverage for the remaining term of the Employment Agreements.

      Under the agreements, if following a change in control of the Bank or the Company, the Executive's employment is involuntarily terminated or if the Executive voluntarily terminates his employment in connection with circumstances specified in the agreement then, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreement or (ii) three times the average of the five preceding years' annual compensation. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for thirty-six months. Payments to the Executive under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Upon termination of the Executive for reasons other than cause or change in control, the Executive must adhere to a one-year non-competition agreement.

      Payments and benefits under the Employment Agreements together with payments from other benefit plans may constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amount to the Company and the Bank.

      In the event of Mr. Rouse's termination following a change in control, based solely upon the salary, bonus and other items of cash compensation received by or payable to Mr. Rouse during 2001, Mr. Rouse would receive approximately $622,000 in severance payments under the Employment Agreement. Such amount does not include the effect of any non-cash benefits provided for under the Employment Agreements, such as common stock or options which vested or were awarded to Mr. Rouse in 2001.

Option Value at Fiscal Year End

      The following table provides information regarding unexercised stock options for Mr. Rouse as of February 26, 2002. Mr. Rouse did not exercise any stock options during the year ended December 31, 2001.

                Securities Underlying Number     Value of Unexercised In-the-
                of Unexercised Options/SARs      Money Options/SARs at Fiscal
                  at Fiscal Year End (#)                 Year End ($)(1)
                ---------------------------      ----------------------------
  Name          Exercisable   Unexercisable      Exercisable    Unexercisable
-------------   -----------   -------------      -----------    -------------
George R. Rouse    51,319           --             447,502           --

_______________________________
(1) The value of unexercised in-the-money stock options equals the market value of the underlying securities at fiscal year end ($22.72) minus the exercise price ($14) per share. Options are in-the-money if the market value of the underlying securities is greater than the exercise price of the option.

Transactions with Certain Related Persons

      It is the policy of the Bank to make loans to directors and executive officers on their principal residence. The Bank also makes available to each director of the Bank and each director of the Company an approved line of credit in an amount up to $100,000. The directors may then apply for a loan from the Bank which may be approved by the Bank's loan officers without further Board approval, provided that terms of such loan applied for thereunder, including the collateral securing such loan, are consistent with the Bank's loan underwriting policies for loans generally available to its customers. The Bank's policy provides that all loans made by the Bank to its directors and officers, including the lines of credit to directors, are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2001, all outstanding loans to directors and executive officers were made by the Bank in the ordinary course of business, were not made with favorable terms, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                      PROPOSAL 2 - RATIFICATION OF
                         OF INDEPENDENT AUDITORS

      On June 1, 2001, Olive LLP, the Company's independent auditors for the fiscal year ended December 31, 2001, merged with Baird, Kurtz & Dobson to form BKD, LLP. The Board of Directors has appointed BKD, LLP to be its auditors for the 2002 fiscal year, subject to the ratification by stockholders. A representative of BKD, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors will consider other independent auditors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of independent auditors.

      The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by Olive LLP and its successor entity:

       Audit fees                                        $19,500

       Financial information and systems                 $    --

       All other fees*                                   $14,100


__________________
      *Includes fees for tax-related services and assistance with securities filings.

      The Audit Committee believes that the provision of non-audit services by BKD, LLP are compatible with maintaining BKD, LLP's independence.

                      Report of the Audit Committee

      The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of Great American Bancorp's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of three directors, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Great American Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

      The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal control and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

                       Members of the Audit Committee:
                                Ronald Kiddoo
                              Clinton C. Atkins
                              Ronald E. Guenther

                    STOCKHOLDER PROPOSALS AND NOMINATIONS

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than November 22, 2002. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

      The bylaws of the Company provide an advance notice procedure for a stockholder to make nominations for the election of directors or proposals for business to be brought before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. A copy of the Company's bylaws may be obtained from the Company.

                                  MISCELLANEOUS

      The Board of Directors knows of no business which will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the annual meeting, you are urged to return your proxy card promptly. If you are then present at the annual meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the annual meeting.

                                           By Order of the Board of Directors

                                           /s/ Jane F. Adams


                                           Jane F. Adams
                                           Corporate Secretary


Champaign, Illinois
March 22, 2002


          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
               REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                   ACCOMPANYING PROXY CARD IN THE ENCLOSED
                           POSTAGE-PAID ENVELOPE

Great American Bancorp, Inc.
Proxy Card
2002 Annual Meeting of Shareholders

Front side:

                               REVOCABLE PROXY

                         GREAT AMERICAN BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                           Tuesday, April 23, 2002
                           9:30 a.m., Central Time
                        ______________________________

The undersigned hereby appoints the Board of Directors of Great American Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on Tuesday, April 23, 2002, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820 and at any and all adjournments thereof, as follows:

1. The election as director of the nominee listed (except as marked to the contrary below).

              Jack B. Troxell       FOR   [  ]     VOTE WITHHELD  [  ]

2. The ratification of the appointment of BKD, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2002.

                     FOR  [  ]    AGAINST [  ]    ABSTAIN [  ]

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      EACH OF THE PROPOSALS PRESENTED.

Great American Bancorp, Inc.
Proxy Card
2002 Annual Meeting of Shareholders

Back side:


             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     OF GREAT AMERICAN BANCORP, INC.

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.
      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 22, 2002 and of the Annual Report to Stockholders.
      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                         Dated: ____________________________

                                                _____________________________
                                                 SIGNATURE OF STOCKHOLDER

                                                _____________________________
                                                 SIGNATURE OF STOCKHOLDER

                          ___________________________
         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                  IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        VOTE AUTHORIZATION FORM
                      GREAT AMERICAN BANCORP, INC.
                          1995 INCENTIVE PLAN

Dear Participant:

      The Great American Bancorp, Inc. 1995 Incentive Plan (the "Incentive Plan") holds 6,118 shares of common stock of Great American Bancorp, Inc. (the "Company"), the parent holding company for First Federal Savings Bank of Champaign-Urbana (the "Bank"), for the benefit of the directors and employees of the Company and Bank. As a participant in the Incentive Plan, you are entitled to direct the voting of the shares of the Company's common stock held by the Incentive Plan which have been granted to you as a Stock Award and which have not yet been earned and distributed to you pursuant to the Incentive Plan.

      We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purpose of conveying your voting instructions to the Incentive Plan Trustee.

      A committee of non-employee directors of the Company administers the Incentive Plan. An unrelated third party, US Bank, has been appointed as the corporate trustee for the Incentive Plan Trust (the "Incentive Plan Trustee"). The Incentive Plan Trustee will vote those shares of the Company's common stock held in the Incentive Plan Trust in accordance with the instructions of the participants.

      At this time, in order to direct the voting of shares allocated to your account under the Incentive Plan, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or Bank. Your shares will be tallied by the Incentive Plan Trustee and then the Incentive Plan Trustee will vote all shares held in the Incentive Plan
Trust.

                                    Sincerely,

                                    GREAT AMERICAN BANCORP, INC.

                                    /s/ George R. Rouse


                                    The Board of Directors

Name: __________________________________  Number of Shares:_____________


                      VOTE AUTHORIZATION FORM

      I hereby instruct the Trustee of the Great American Bancorp, Inc. 1995 Incentive Plan ("Incentive Plan") to vote all shares attributable to me as follows:


      (1) The election as director of the nominee listed (except as marked to the contrary below).

   Jack B. Troxell           [ ]   FOR       [ ]   VOTE WITHHELD

      (2) The ratification of the appointment of BKD, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2002.

           [ ]   FOR         [ ]  AGAINST       [ ]  ABSTAIN

I understand that my voting instructions are solicited on behalf of the Incentive Plan Trustee for the Annual Stockholders Meeting to be held on April 23, 2002. I understand that if I sign this form without indicating specific instructions, my shares will be voted "FOR" the listed proposals and "FOR" other matters recommended by the Board of Directors.


    __________________                _________________________________
          Date                                   Signature


         Please date, sign and return this form by April 16, 2002 in the enclosed postage-paid envelope.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                          THE LISTED PROPOSALS

                       VOTE AUTHORIZATION FORM
             FIRST FEDERAL SAVINGS BANK OF CHAMPAIGN-URBANA
                    EMPLOYEE STOCK OWNERSHIP PLAN

Dear Employee:

      The First Federal Savings Bank of Champaign-Urbana Employee Stock Ownership Plan ("ESOP") holds 139,468 shares of common stock of Great American Bancorp, Inc. (the "Company"), the parent holding company for First Federal Savings Bank of Champaign-Urbana (the "Bank"), for the benefit of the employees of the Bank. As a participant in the ESOP, you may direct the voting of the shares of the Company's common stock held by the ESOP Trust allocated to your account.

      We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purposes of conveying your voting instructions to the ESOP Trustee.

      The Personnel and Salary Committee of the Board of Directors of the Bank administers the ESOP. US Bank, an unrelated third party, has been appointed as the corporate trustee for the ESOP (the "ESOP Trustee"). As of the Record Date, February 26, 2002, all 136,468 shares of Common Stock in the ESOP had been allocated to participating employees. The ESOP Trustee will vote the allocated shares held in the ESOP Trust in accordance with the instructions of the participants. Allocated shares for which voting instructions are not received will be voted in the same proportion as those allocated shares for which voting instructions are received, so long as such vote is in accordance with the provisions of the Employment Retirement Income Security Act of 1974, as amended.

      At this time, in order to direct the voting of shares allocated to your account under the ESOP, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or Bank. Your shares will be tallied by the ESOP Trustee and then the ESOP Trustee will vote the number of shares in the ESOP Trust for which it has received voting instructions.

                                    Sincerely,

                                    FIRST FEDERAL SAVINGS BANK OF
                                    CHAMPAIGN-URBANA

                                    /s/ George R. Rouse

					      The Board of Directors

Name: __________________________________  Number of Shares:_____________


                      VOTE AUTHORIZATION FORM


      I, the undersigned, understand that the ESOP Trustee is the holder of record and custodian of all shares of Great American Bancorp, Inc. (the "Company") common stock attributable to me under the First Federal Savings Bank of Champaign-Urbana Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 23, 2002.

      Accordingly, you are to vote all shares attributable to me as follows:

      (1) The election as director of the nominee listed (except as marked to the contrary below).


   Jack B. Troxell          [ ]   FOR         [ ]    VOTE WITHHELD


      (2) The ratification of the appointment of BKD, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2002.

       [ ]   FOR           [ ]   AGAINST         [ ]   ABSTAIN

The ESOP Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.




  ___________________                _________________________________
        Date                                      Signature

       Please date, sign and return this form by April 16, 2001 in the enclosed postage-paid envelope.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                       THE LISTED PROPOSALS